                                                                    EXHIBIT 10.9

                              EMPLOYMENT AGREEMENT
                              --------------------


        THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the 4th day of December, 1995 (the "Effective Date"), between IHOP CORP., a Delaware corporation (the "Company"), and DENNIS M. LEIFHEIT (the "Employee").

        WHEREAS, the Board of Directors of the Company (the "Board") has approved and authorized the entry into this Agreement with the Employee; and

        WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the employment relationship of the Employee with the Company.

        NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained and intending to be legally bound hereby, the Company and the Employee hereby agree as follows:

        1.      Employment.  The Employee is employed as Executive Vice
                ----------
President-Operations and Chief Operating Officer of the Company from the Effective Date through the Term of this Agreement (as defined in Section 2 hereof). In this capacity, the Employee shall have such duties and responsibilities as may be designated to him by the Board from time to time and as are not inconsistent with the Employee's position with the Company, including the performance of duties with respect to any subsidiaries of the Company, as may be designated by the Board. During the Employee's period of employment hereunder, the Employee shall be based in the principal offices of the Company in Southern California, and shall not be required to relocate outside of Southern California to perform services hereunder, except for travel as reasonably required in the performance of his duties hereunder.

        2.      Term.  The "initial term" of this Agreement shall be for the
                ----
period commencing on the Effective Date and ending on the second anniversary of the Effective Date; provided, however, that on the second anniversary of the
                    --------  -------
Effective Date, and on each subsequent anniversary date thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than 90 days prior to such applicable anniversary date, the Company or the Employee shall give notice not to extend this Agreement; and provided
                                                                 --------
further, however, that, if a Change in Control (as defined in Section 11(g))
-------  -------
occurs prior to the expiration of the Term of this Agreement, this Agreement shall remain in full force and effect and shall not expire prior to the last day of the 24th month following the date of such Change in Control. The "Term of this Agreement" or "Term" shall mean, for purposes of this Agreement, both the "initial term" (as hereinbefore described) and any additional term (created by extension, as described above), and the Term of this Agreement shall not be affected by the Employee's termination of employment.

        3.      Salary.  Subject to the further provisions of this Agreement,
                ------
the Company shall pay the Employee during the Term of this Agreement a salary at an annual rate equal to $250,000, with such salary to be increased at such times, if any, and in such amounts as determined by the Board, which increases shall be consistent with the historical business practices of the Company and the salary adjustments for other senior executives of the Company. Such salary shall be payable by the Company to the Employee not less frequently than monthly and shall not be decreased at any time during the Term of this Agreement. Participation in deferred compensation, discretionary bonus, retirement, and other employee benefit plans and in fringe benefits shall not reduce the salary payable to the Employee under this Section.

        4.      Participation in Bonus, Retirement and Employee Benefit Plans.
                -------------------------------------------------------------
The Employee shall be entitled to participate equitably with other senior executives in any plan of the Company relating to bonuses, stock options, stock purchases, pension, thrift, profit sharing, life insurance, medical coverage, education, or other retirement or employee benefits that the Company has adopted or may adopt for the benefit of its senior executives. For purposes of the Company's Executive Incentive Plan, Employee's target bonus will be 50% of his base pay.

        5.      Hiring Incentives.
                -----------------

                (a). Upon the Effective Date, or as soon as practicable thereafter, Employee shall receive a restricted stock award in the amount of 13,030 shares of IHOP Corp. common stock. Such restricted stock award shall be subject to the terms of the IHOP Corp. 1991 Stock Incentive Plan, as amended, and a Restricted Stock Award Agreement setting forth, among other things, the conditions for release of the restrictions on the shares.

                (b). Upon the Effective Date, or as soon as practicable thereafter, Employee shall be paid a Sign-On Bonus in the amount of $75,000.00, less all applicable withholdings and taxes.

                (c). Upon the Effective Date, or as soon as practicable thereafter, Employee shall receive an option to purchase a total of 50,000 shares of IHOP Corp. common stock. Such stock option shall be subject to the terms of the IHOP Corp. 1991 Stock Incentive Plan, as amended, and a Stock Option Agreement setting forth, among other things, the option exercise vesting schedule and option exercise price.

                (d). The Company agrees to loan Employee, interest free, a sum equal to ten percent (10%) of the purchase price of his new home, up to a maximum of $80,000 (the Home Loan). The Home Loan will be due upon the earliest to occur of:

                        (i)     36 months after the loan is made;  or

                        (ii) immediately upon the termination (for any reason) of Employee's employment with the Company. Employee agrees to execute a promissory note evidencing the Home Loan on a form satisfactory to Company at the time the Home Loan is made.

        6.      Fringe Benefits; Automobile.  The Employee shall be entitled to
                ---------------------------
receive all other fringe benefits which are now or may be provided to the Company's senior executives. In addition, the Company shall provide the Employee during the Term of this Agreement with a car allowance of $1,000 per month, plus reimbursement of all automobile expenses such as gasoline, maintenance, insurance and vehicle registration, in accordance with the Company's general policy on providing cars to senior executives. Notwithstanding the foregoing, the benefits provided under this Section 6 shall cease upon the Employee's Date of Termination (as defined in Section 11(d)).

        7.      Vacations.  The Employee shall be entitled to an annual paid
                ---------
vacation as determined in accordance with the Company's general policy for senior executives.

        8.      Business Expenses.  During such time as the Employee is
                -----------------
rendering services hereunder, the Employee shall be entitled to incur and be reimbursed for all reasonable business expenses and be provided allowances as are furnished to the Company's most senior executives under the Company's then current policies. The Company agrees that it will reimburse the Employee for all such expenses upon the presentation by the Employee, from time to time, of an itemized account of such expenditures, setting forth the date, the purposes or which incurred, and the amounts thereof, together with such receipts showing payments in conformity with the Company's established policies. Reimbursement shall be made within a reasonable period after the Employee's submission of an itemized account.

        9.      Insurance and Indemnity.  The Employee shall be added as an
                -----------------------
additional named insured under all appropriate insurance policies now in force or hereafter obtained covering any officers or directors of the Company. The Company shall indemnify and hold the Employee harmless from any cost, expense or liability arising out of or relating to any acts or decisions made by the Employee on behalf of or in the course of performing services for the Company to the same extent the Company indemnifies and holds harmless other senior executive officers and directors of the Company and in accordance with the Company's established policies.

        10.     Legal and Accounting Advice.  The Employee shall be entitled to
                ---------------------------
reimbursement by the Company for expenses incurred by him for personal legal, accounting, investment or estate planning services in an amount to be determined by the Board, but in no event greater than $5,000 annually (or a pro rata portion of such amount for any period of employment less than a full year); provided, however, that no reimbursement
                                   --------  -------
shall be made for any such expenses incurred by the Employee after such Employee's Date of Termination.

        11.     Termination.
                -----------

                (a)     Disability.  If, as a result of the Employee's
                        ----------
incapacity due to physical or mental illness, he shall have been absent from the full-time performance of his duties with the Company for 90 consecutive days or 180 days within any 12-month period, his employment may be terminated by the Company for "Disability."

                (b)     Cause.  Subject to the notice provisions set forth
                        -----
below, the Company may terminate the Employee's employment for "Cause" at any time. "Cause" shall mean termination upon: (1) the willful failure by the Employee to substantially perform his duties with the Company (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to him by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties; (2) the Employee's willful misconduct that is demonstrably and materially injurious to the Company, monetarily or otherwise; or (3) the Employee's commission of such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties. For purposes of this subsection (b), no act, or failure to act, on the Employee's part shall be deemed "willful" unless done, or omitted to be done, by him not in good faith and without the reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of a majority of the non-employee members of the Board at a meeting of such members (after reasonable notice to him and an opportunity for him, together with his counsel, to be heard before such members of the Board), finding that he has engaged in the conduct set forth above in this subsection (b) and specifying the particulars thereof in detail.

                (c)     Notice of Termination.  Any termination of the
                        ---------------------
Employee's employment by the Company or by the Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with
Section 15. "Notice of Termination" shall mean a notice that indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of the Employee's employment under the provision so indicated.

                (d)     Date of Termination.  "Date of Termination" shall mean:
                        -------------------
(1) if the Employee's employment is terminated by his death, the date of his death; (2) if the Employee's employment is terminated for Disability, 30 days after Notice of Termination is given; and (3) if the Employee's employment is terminated for any other reason, the date specified in the Notice of Termination.

                (e)     Dispute Concerning Termination.  If within the later of:
                        ------------------------------

                         (i)    Fifteen (15) days after Notice of Termination is
given, or

                         (ii)   Fifteen (15) days prior to the Date of
Termination (as determined without regard to this Section 11(e), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning a termination by the Employee for Good Reason (as defined in
Section 11(h)) following a Change in Control (as defined in Section 11(g)), the Date of Termination shall be the earlier of the expiration date of the Agreement, or the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided, however, that the Date of Termination shall be extended by
            --------  -------
a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

                (f)     Compensation During Dispute.  If a purported termination
                        --------------------------
by the Employee for Good Reason occurs following a Change in Control and during the Term of this Agreement, and such termination is disputed in accordance with
Section 11(e) hereof, the Company shall continue to pay the Employee the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Employee as a participant in all compensation, benefit and insurance plans in which the Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 11(e) hereof or, if earlier, the expiration date of the Agreement. Amounts paid under this
Section 11(f) are in addition to all other amounts due under this Agreement (other than those due under Section 12(b) hereof) and shall not be offset against or reduce any other amounts payable under this Agreement.

                (g)     Change in Control.  A "Change in Control" shall be
                        -----------------
deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                        (i) any "person" (as such term is used in Sections 14(d) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                        (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in subparagraph (i), (iii) or (iv) of this Section 11(g)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3 of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                        (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                        (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                (h)     Good Reason.  At any time following a Change in Control,
                        -----------
the Employee may terminate his employment hereunder for "Good Reason." "Good Reason" shall mean the occurrence (without the Employee's express written consent) of any material breach of this Agreement, including, without limitation, any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in subsections (i), (iv), (v), (vi) or (vii) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                        (i) the assignment to the Employee of any duties inconsistent with the Employee's status as a senior executive of the Company or a substantially adverse alteration in the nature or status of the Employee's responsibilities from those in effect immediately prior to the Change in Control;

                        (ii) a reduction by the Company in the Employee's annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                        (iii) the relocation of the Company's principal offices to a location outside Southern California (or, if different, the metropolitan area in which such offices are located immediately prior to the Change in Control) or the Company's requiring the Employee to be based anywhere other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with the Employee's present business travel obligations;

                        (iv) the failure by the Company to pay to the Employee any portion of the Employee's current compensation, or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, within seven days of the date such compensation is due;

                        (v) the failure by the Company to continue in effect any compensation plan in which the Employee participates immediately prior to the Change in Control which is material to the Employee's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Employee's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Employee's participation relative to other participants, as existed immediately prior to the Change in Control;

                        (vi) the failure by the Company to continue to provide the Employee with benefits substantially similar to those enjoyed by the Employee under any of the Company's pension, life insurance, medical, health and accident, or disability plans in which the Employee was participating immediately prior to the Change in Control; or the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by the Employee immediately prior to the Change in Control;

                        (vii) any purported termination of the Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of this Agreement; for purposes of this Agreement, no such purported termination shall be effective; or

                        (viii) any failure by the Company to comply with and satisfy Section 13(b) of this Agreement.

                (i) The Employee's right to terminate the Employee's employment for Good Reason shall not be affected by the Employee's incapacity due to physical or mental illness. The Employee's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

                        (i)     Voluntary Termination.  The Employee may
                                ---------------------
terminate his employment hereunder ("Voluntary Termination") upon a material breach of this Agreement by the Company, unless the Company shall fully correct such breach within 30 days of the Employee's Notice of Termination given in respect thereof.

        12.     Compensation Upon Termination or During Disability.  The
                --------------------------------------------------
Employee shall be entitled to the following benefits during a period of disability, or upon termination of his employment, as the case may be, provided that such period or termination occurs during the Term of this Agreement:

                (a) During any period that the Employee fails to perform his full-time duties with the Company as a result of incapacity due to physical or mental illness, he shall continue to receive his base salary at the rate in effect at the commencement of any such period, together with all compensation payable to him under the Company's disability plan or program or other similar plan during such period, until his employment is terminated pursuant to Section 11 hereof. Thereafter, or in the event the Employee's employment shall be terminated by reason of his death, his benefits shall be determined under the Company's retirement, insurance and other compensation programs then in effect in accordance with the terms of such programs.

                (b) If at any time the Employee's employment shall be terminated: (i) by the Company for Cause or Disability or (ii) by him for any reason (other than in a Voluntary Termination or for Good Reason following the occurrence of a Change in Control), the Company shall pay him his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which he is entitled through the Date of Termination under any compensation plan of the Company at the time such payments are due, and the Company shall have no further obligations to him under this Agreement.

                (c) If the Employee's employment should be terminated: (1) by reason of his death, (2) by the Company other than for Cause or Disability or
(3) by the Employee in a Voluntary Termination, he shall be entitled to the benefits provided below:

                        (i) the Company shall pay to the Employee or the appropriate payee (as determined in accordance with Section 13(c)) (A) his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given; plus (B)(x) in the case of death or a Voluntary Termination all salary and bonus payments that would have been payable to the Employee pursuant to this Agreement for the remaining Term of this Agreement, or
(y) in all other cases, all salary and bonus payments that would have been payable to the Employee had the Employee continued to be employed for a period of 12 months, assuming for the purpose of such payments that his salary for such remaining period is equal to his salary at the Date of Termination and that his annual bonus for such remaining Term is equal to the average of the annual bonuses paid to him by the Company with respect to the three fiscal years ended immediately prior to the fiscal year in which the Date of termination occurs; plus (C) all other amounts to which he is entitled under any compensation plan of the Company, in cash in a lump sum no later than the 15th day following the Date of Termination;

                        (ii) for a 12-month period after the Date of Termination, the Company shall arrange to provide the Employee with life, disability, accident and health insurance benefits substantially similar to those which the Employee and his covered family members are receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control); provided,
                                                               --------
however, that such continued benefits shall be reduced to the extent comparable
-------
benefits are actually received by or made available to the Employee without cost during the 12-month period following the Employee's termination of employment (and the Employee agrees that he shall promptly report any such benefits actually received to the Company); and

                        (iii) the Company shall continue in effect for the benefit of the Employee all insurance or other provisions for indemnification and defense of officers or directors of the Company which are in effect on the date the Notice of Termination is sent to the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against actions which may be applicable to such acts or omissions.

                (d) If the Employee's employment should be terminated by the Employee for Good Reason following a Change in Control, he shall be entitled to the benefits provided below:

                        (i) the Company shall pay to the Employee or the appropriate payee (as determined in accordance with Section 13(c)) (A) his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given; plus (B)(x) in the case of death or a Voluntary Termination all salary and bonus payments that would have been payable to the Employee pursuant to this Agreement for the remaining Term of this Agreement, or
(y) in all other cases, all salary and bonus payments that would have been payable to the Employee had the Employee continued to be employed for a period of 24 months, assuming for the purpose of such payments that his salary for such remaining period is equal to his salary at the Date of Termination and that his annual bonus for such remaining Term is equal to the average of the annual bonuses paid to him by the Company with respect to the three fiscal years ended immediately prior to the fiscal year in which the Date of termination occurs; plus (C) all other amounts to which he is entitled under any compensation plan of the Company, in cash in a lump sum no later than the 15th day following the Date of Termination;

                        (ii) for a 24-month period after the Date of Termination, the Company shall arrange to provide the Employee with life, disability, accident and health insurance benefits substantially similar to those which the Employee and his covered family members are receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control); provided,
                                                                   --------
however, that such continued benefits shall be reduced to the extent comparable
-------
benefits are actually received by or made available to the Employee without cost during the 24-month period following the Employee's termination of employment (and the Employee agrees that he shall promptly report any such benefits actually received to the Company); and

                        (iii) the Company shall continue in effect for the benefit of the Employee all insurance or other provisions for indemnification and defense of officers or directors of the Company which are in effect on the date the Notice of Termination is sent to the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against actions which may be applicable to such acts or omissions.

                (e) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Employee in connection with the termination of the Employee's employment (whether such benefit is pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, and all such payments and benefits being hereinafter called "Total Payments") would not be deductible
(in whole or part), by the Company as a result of the application of Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), then, to the extent necessary to make the nondeductible portion of the Total Payments deductible, (i) the cash payments under this Agreement shall first be reduced (if necessary, to zero), and (ii) all other non-cash payments under this Agreement shall next be reduced (if necessary, to zero).

                (f) If it is established as described in the preceding subsection (d) that the aggregate benefits paid to or for the Employee's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by reason of Section 280G of the Code, then the Employee shall have an obligation to pay the Company upon demand an amount equal to the sum of: (i) the excess of the aggregate "parachute payments" paid to or for the Employee's benefit over the aggregate "parachute payments" that could have been paid to or for the Employee's benefit without any portion of such "parachute payments" not being deductible by reason of Section 280G of the Code; and (ii) interest on the amount set forth in clause (i) of this sentence at the rate provided in Section 1274(b)(2)(B) of the Code from the date of the Employee's receipt of such excess until the date of such payment.

                (g) The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise.

                (h) If the employment of the Employee is terminated by the Company without Cause or the Employee's employment is terminated by the Employee under conditions entitling him to payment hereunder and the Company fails to make timely payment of the amounts then owed to the Employee under this Agreement, the Employee shall be entitled to interest on such amounts at the rate of 1% above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by the Wall Street Journal), compounded monthly, for the period from
                 -------------------
the date such amounts were otherwise due until payment is made to the Employee (which interest shall be in addition to all rights which the Employee is otherwise entitled to under this Agreement).

        13.     Assignment.
                ----------

                (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto, except that this Agreement shall be binding upon and inure to the benefit of any successor corporation to the Company.

                (b) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes this Agreement by operation of law, or otherwise.

                (c) This Agreement shall inure to the benefit of and be enforceable by the Employee and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there is no such designee, to his estate.

        14.     (a)     Confidential Information.  During the Term of this
                        ------------------------
Agreement and thereafter, the Employee shall not, except as may be required to perform his duties hereunder or as required by applicable law, disclose to others for use, whether directly or indirectly, any Confidential Information regarding the Company. "Confidential Information" shall mean information about the Company, its subsidiaries and affiliates, and their respective clients and customers that is not available to the general public and that was learned by the Employee in the course of his employment by the Company, including (without limitation) any data, formulae, information, proprietary knowledge, trade secrets and client and customer lists and all papers, resumes, records and the documents containing such Confidential Information. The Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company, and that such information gives the Company a competitive advantage. Upon the termination of his employment, the Employee will promptly deliver to the Company all documents (and all copies thereof) containing any Confidential Information.

                (b)     Noncompetition.  The Employee agrees that during the
                        --------------
Term of this Agreement, and for a period of one year thereafter, he will not, directly or indirectly, without the prior written consent of the Company, provide consultative service with or without pay, own, manage, operate, join, control, participate in, or be connected as a stockholder, partner, or otherwise with any business, individual, partner, firm, corporation, or other entity which is then in competition with the Company or any present affiliate of the Company; provided, however, that the "beneficial ownership" by the Employee, either
--------  -------
individually or as a member of a "group," as such terms are used in Rule 13d of the General Rules and Regulations under the Exchange Act, of not more than 1% of the voting stock of any publicly held corporation shall not be a violation of this Agreement. It is further expressly agreed that the Company will or would suffer irreparable injury if the Employee were to compete with the Company or any subsidiary or affiliate of the Company in violation of this Agreement and that the Company would by reason of such competition be entitled to injunctive relief in a court of appropriate jurisdiction, and the Employee further consents and stipulates to the entry of such injunctive relief in such a court prohibiting the Employee from competing with the Company or any subsidiary or affiliate of the Company in violation of this Agreement.

                (c)     Right to Company Materials.  The Employee agrees that
                        --------------------------
all styles, designs, recipes, lists, materials, books, files, reports, correspondence, records, and other documents ("Company Material") used, prepared, or made available to the Employee, shall be and shall remain the property of the Company. Upon the termination of his employment or the expiration of this Agreement, all Company Materials shall be returned immediately to the Company, and Employee shall not make or retain any copies thereof.

                (d)     Antisolicitation.  The Employee promises and agrees that
                        ----------------
during the Term of this Agreement, and for a period of one year thereafter, he will not influence or attempt to influence customers, franchisees, landlords, or suppliers of the Company or any of its present or future subsidiaries or affiliates, either directly or indirectly, to divert their business to any individual, partnership, firm, corporation or other entity then in competition with the business of the Company, or any subsidiary or affiliate of the Company.

        15.     Notice.  For the purpose of this Agreement, notices and all
                ------
other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other addresses as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon actual receipt:

                Company:        IHOP Corp.
                                525 North Brand Blvd.
                                Glendale, California  91203-1903
                                to the attention of the Board;

         with a copy to:        the Secretary of the Company

                Employee:       Dennis M. Leifheit
                                525 North Brand Boulevard
                                Glendale  California  91203.

        15.     Amendments or Additions.  No amendments or additions to this
                -----------------------
Agreement shall be binding unless in writing and signed by both parties hereto.

        16.     Section Headings.  The section headings used in this Agreement
                ----------------
are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

        17.     Severability.  The provisions of this Agreement shall be deemed
                ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

        18.     Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which shall be deemed to be an original, but both of which together will constitute one and the same instrument.

        19.     Arbitration.  Any dispute or controversy arising under or in
                -----------
connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators in Los Angeles, California, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Employee shall be entitled to seek
              --------  -------
specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

        20.     Attorneys' Fees.  The Company shall pay to the Employee all
                ---------------
out-of-pocket expenses, including attorneys' fees, incurred by the Employee in connection with any claim, legal action or proceeding involving this Agreement in which the Employee prevails in whole or in part, whether brought by the Employee or by or on behalf of the Company or by another party. The Company shall pay prejudgment interest on any money judgment obtained by the Employee calculated at 3% above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by the Wall
                                                                      ----
Street Journal), from the date that payment(s) to the Employee should have been
------ -------
made under this Agreement.

        21.     Miscellaneous.  No provision of this Agreement may be modified,
                -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement and this agreement shall supersede any prior understanding or agreement either written or oral, will respect to the subject matter hereto. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections.

        Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Company under Section 12 and Section 21 and the obligations of the Employee under Section 14 and Section 21 shall survive the expiration of the Term of this Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement on the date first indicated above.


                                             IHOP CORP.:
ATTEST:


/s/ Elayne Berg-Wilion                       By: /s/ Richard K. Herzer
--------------------------------                 -------------------------------
Elayne Berg-Wilion                               Richard K. Herzer
Assistant Secretary                              President


                                             EMPLOYEE:


                                             /s/ Dennis M. Leifheit
                                             -----------------------------------
                                             Dennis M. Leifheit